UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 3, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

------------------------- ------------------------- ----------------------------
        Florida                  000-51252                59-2091510
------------------------- ------------------------- ----------------------------
(State of Incorporation)  (Commission File Number)       (IRS Employer
                                                        Identification No.)
------------------------- ------------------------- ----------------------------

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
Item 2.01         Completion of Acquisition or Disposition of Assets; and
Item 3.02         Unregistered Sales of Equity Securities.

On October 3, 2006, National Investment Managers Inc. (the "Company") entered into and closed a Stock Purchase Agreement (the "Agreement") with THE LAMCO Group, Inc., a Florida corporation ("Lamco"), Lamoriello & Co., Inc., a Rhode Island corporation ("LCI"), Circle Pension, Inc., a New York corporation ("CPI"), Southeastern Pension Services, Inc., a Florida corporation ("SPSI") and Nicholas J. Lamoriello ("Lamoriello"). Pursuant to the Agreement, the Company acquired and, Lamco sold, 100% of the outstanding securities in LCI, CPI and SPSI (collectively, the "Lamco Acquired Companies"). In consideration for the Lamco Acquired Companies, the Company paid Lamco $1,450,000 in cash, paid Lamoriello $1,374,907 representing debt owed by the Lamco Acquired Companies to Lamoriello and paid $362,424 to the Bank of America, N.A. representing debt owned by the Lamco Acquired Companies to the Bank of America, N.A. In addition, as additional consideration, the Company issued 3,000,000 shares of common stock to Lamco at a per share price of $0.50 per share representing an additional purchase price of $1,500,000 (the "Lamco Shares") and an option to purchase 300,000 shares of common stock of the Company at $0.50 per share for a period of five years to Lamoriello (the "Lamoriello Option"). 1,700,000 of the Lamco Shares (the "Lamco Escrow Shares") were placed into escrow as further described below. The Company granted Lamco piggyback registration rights and demand registration rights subsequent to June 30, 2007 with respect to the Lamco Shares.

In connection with the acquisition of the Lamco Acquired Companies described above, the Company entered into the following agreements:

   o A Non-Competition, Non-Disclosure and Non-Solicitation Agreement between the Company, Lamoriello and Lamco;
   o An Escrow Agreement pursuant to which the Lamco Escrow Shares were placed into escrow. In the event that the EBITDA of the Lamco Acquired Companies is less than $1,000,000 during either of the two 12 month periods following the closing, then such number of the Lamco Escrow Shares equal to the lesser of $850,000 or the amount of the shortfall shall be returned to the Company for cancellation. In the event that the EBITDA of the Lamco Acquired Companies is greater than $1,000,000, then the Lamco Escrow Shares equal $250,000 shall be released to Lamco; provided, however, such released shares shall not exceed 510,000 shares of common stock.
   o A Cross Sales Agreement entered between the Company and Lamco pursuant to which Lamco agreed to market the retirement plan administration services provided by the Company and the Company agreed to market the fiduciary services of Lamco Advisory Services, Inc., an affiliate of Lamco for a period of three years.
   o A Technology Agreement entered between the Company and Lamco pursuant to which Lamco agreed to provide the Company with access to its centralized technology infrastructure for a period of one year and assist the Company in the build out of its own centralized workflow system and Voice over IP Phone system.
   o A Management Agreement pursuant to which Lamoriello and Stephen R. Zito agreed to manage the retirement plan administrative services business of the Lamco Acquired Companies for a period of two years.

As previously disclosed, on May 30, 2006, the Company entered into agreements with Laurus Master Fund, Ltd. ("Laurus") pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The $7,000,000 purchase price for the secured term note was placed into a restricted account with North Fork Bank. Concurrent with the closing of the acquisition of the Lamco Acquired Companies, $3,900,000 was released from the restricted account. In connection with the release of the funds from the restricted account, the Lamco Acquired Companies and Laurus entered into a Joinder Agreement pursuant to which the assets of the Lamco Acquired Companies were collateralized by Laurus and the securities of the Lamco Acquired Companies were pledged to Laurus. The Company utilized funds released from the restricted account in connection with the acquisition of the Lamco Acquired Companies to finance the cash component of the purchase price.

The Lamco Shares and the Lamoriello were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Prior to the acquisition of the Lamco Acquired Companies, no material relationship existed between the Company and Lamco and/or its affiliates, directors, officers or any associate of an officer or director.

The Lamco Acquired Companies currently serve approximately 1,000 plans with 25,000 plan participants through its offices located in Jacksonville, Florida, Providence, Rhode Island and New York, New York.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of the Lamco Acquired Companies for the years ended December 31, 2005 and 2004.


      Unaudited Financial Statements of the Lamco Acquired Companies for the six months ended June 30, 2006.


(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment)

(c) Index of Exhibits.


-----------    -----------------------------------------------------------------
Exhibit No.                Exhibit Description
-----------    -----------------------------------------------------------------
10.1           Stock  Purchase  Agreement  by and  between  National  Investment
               Managers  Inc.,  THE LAMCO Group,  Inc.,  Lamoriello & Co., Inc.,
               Circle Pension,  Inc.,  Southeastern  Pension Services,  Inc. and
               Nicholas J. Lamoriello

-----------    -----------------------------------------------------------------
10.2           Stock Option issued to Nicholas J. Lamoriello

-----------    -----------------------------------------------------------------
10.3           Escrow  Agreement  entered  by and  between  National  Investment
               Managers Inc. and THE LAMCO Group, Inc.

-----------    -----------------------------------------------------------------
10.4           Cross  Sales  Agreement   entered  between  National   Investment
               Managers Inc. and THE LAMCO Group, Inc.

-----------    -----------------------------------------------------------------
10.5           Technology Agreement entered between National Investment Managers
               Inc. and THE LAMCO Group, Inc.

-----------    -----------------------------------------------------------------
10.6           Management  entered between  National  Investment  Managers Inc.,
               Nicholas J. Lamoriello and Stephen R. Zito

-----------    -----------------------------------------------------------------
10.7           Non-Competition,  Non-Disclosure and  Non-Solicitation  Agreement
               between National Investment Managers Inc., Nicholas J. Lamoriello and THE LAMCO Group, Inc.

-----------    -----------------------------------------------------------------
10.8           Joinder Agreement between Laurus Master Fund, Ltd.,  Lamoriello &
               Co.,  Inc.,  Circle  Pension,   Inc.,  and  Southeastern  Pension
               Services, Inc.

-----------    -----------------------------------------------------------------
99.1           Press Release dated October 5, 2006

-----------    -----------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.


By:      /s/ Leonard A. Neuhaus
Name:    Leonard A. Neuahaus
Title:   Chief Operating Officer/Chief Financial Officer

Date:    October 10, 2006

                      LAMCO GROUP INC. PENSION SUBSIDIARIES
                                  BALANCE SHEET
                                  JUNE 30, 2006
                                    UNAUDITED



                                                     Assets

Current Assets
   Cash                                                        $           -
   Accounts Receivables                                           181,489.29
                                                           ------------------
      Total Current Assets                                                          $ 181,489.29

Property and Equipment
   Equipment Under Capital Leases                              $   68,090.36
   Office Furniture & Fixtures                                     28,664.51
   Office Equipment                                                98,855.42
   Leasehold Improvements                                           4,335.00
                                                           ------------------
                                                               $  199,945.29
   Accumulated Depreciation                                     (138,484.53)
                                                           ------------------
      Net Property and Equipment                                                       61,460.76

Other Assets
   Goodwill, Other Intangibles                                 $  414,797.00
   Investment in Lamco Financial, LLC                               2,134.00
   Deposits, Other Assets                                          10,834.13
                                                           ------------------
      Total Other Assets                                                              427,765.13
                                                                              -------------------
Total Assets                                                                                            $ 670,715.18
                                                                                                  ===================

                                        Liabilities and Stockholders Equity

Current Liabilities
   Accounts Payable                                              $ 63,173.58
   Accrued Salaries                                                22,328.54
   Obligation Under Capital Leases (Due in One Year                12,636.13
   Unearned Revenue                                               335,000.00
   Note Payable-Bank                                              360,816.00
                                                           ------------------
      Total Current Liabilities                                                     $ 793,954.25

Long Term Debt
   Obligation Under Capital Leases (Due After One Year)                                16,544.39
                                                                              -------------------
Total Liabilities                                                                   $ 810,498.64

Stockholders Equity
   Common Stock                                                   $ 1,615.00
   Retained Earnings                                            (141,398.46)
                                                           ------------------
      Total Stockholders Equity                                                     (139,783.46)
                                                                              -------------------
Total Liabilities and Stockholders Equity                                                               $ 670,715.18
                                                                                                  ===================

                      LAMCO GROUP INC. PENSION SUBSIDIARIES
                         STATEMENT OF INCOME AND EXPENSE
                     FOR THE SIX MONTHS ENDING JUNE 30, 2006
                                    UNAUDITED


Income                                                                                      $ 1,599,953.50
Operating Expenses                                                                              944,610.29
                                                                                     ----------------------
Total Operating Income
   Interest Income                                                        $       -
   Income (Loss) Lamco Financial                                                  -
                                                               ---------------------
Total Other Income                                                                                       -
                                                                                     ----------------------
Income Before Income Taxes                                                                    $ 655,343.21

Provision For Income Taxes
   Federal                                                                 $      -
   State                                                                          -
                                                               ---------------------
Total Income Taxes                                                                                       -
                                                                                     ----------------------
Net Income                                                                                    $ 655,343.21
                                                                                     ======================

                      LAMCO GROUP INC. PENSION SUBSIDIARIES
                         STATEMENT OF RETAINED EARNINGS
                     FOR THE SIX MONTHS ENDING JUNE 30, 2006
                                    UNAUDITED


Retained Earnings, January 1, 2006                             $   (304,308.12)
    Net Income Six Months Ending June 30, 2006                      655,343.21
Subtotal                                                       $    351,035.09
    Distributions to Stockholder                                   (492,433.55)
                                                                 ---------------
Retained Earnings, June 30, 2006                               $   (141,398.46)

      LAMCO PENSION ADMINISTRATION COMPANIES SCHEDULE OF OPERATING EXPENSES
                     FOR THE SIX MONTHS ENDING JUNE 30, 2006
                                    UNAUDITED


Operating Expenses
     Officer                                        $
     Office                                                 558,378.65
     Payroll Taxes                                           46,939.10
     Office Rent                                             78,745.85
     Cornerstone Flex Fees                                    4,952.00
     Teamvest Fees                                           29,072.75
     Office Supplies & Expense                                9,466.27
     Other Office Expense                                     2,682.94
     Office Cleaning                                          4,734.60
     Printing & Stationery                                    4,195.91
     Gasoline                                                 2,442.97
     Auto Rental Expense                                        272.33
     Auto Expense-Other                                       2,368.80
     Petty Cash-Miscellaneous                                   200.00
     Postage                                                  5,674.91
     Delivery/Courier Expense                                 5,043.84
     Copy Machine Rental                                      5,167.95
     Computer Services                                       22,018.28
     Computer Repairs                                           821.17
     Internet Expense                                         1,080.00
     Service Contracts                                          656.54
     Telephone                                               29,102.55
     Telephone Lease                                          3,007.52
     Electricity                                              2,001.26
     Heat & Gas                                               1,550.04
     Health Insurance                                        36,535.08
     Group Term Insurance                                       800.00
     Workers Compensation                                     3,450.42
     Property Insurance                                       2,619.00
     Errors & Ommissions                                      9,081.00
     Professional Fees                                        3,105.75
     Adverising                                                 309.00
     Travel                                                   3,878.93
     Entertainment                                              930.88
     Dues & Subscriptions                                     1,384.37
     Donations                                                  500.00
     Depreciation                                            13,451.34
     Office Refreshments                                      1,037.18
     Property & Other Taxes                                     530.20
     Moving Expenses                                          8,900.00
     Bad Debts                                               19,565.00
     Interest Expense                                        17,221.55
     Late Payment Charges                                       734.36
Total Operating Expenses                            $       944,610.29

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. Nature of operations and summary of significant accounting policies

Nature of Operations

The Company is a pension consulting and asset management firm focused on serving the small business community in New York, New England and Florida.

Basis of Presentation

The combined financial statements of LAMCO Group Inc. Pension Subsidiaries (collectively, the "Company") include the accounts of Lamoriello & Co., Inc. ("Lamoriello"), Circle Pension, Inc. ("Circle Pension"), and Southeastern Pension Services, Inc. ("Southeastern Pension") which are affiliated through common ownership (collectively the "Company"). While these financial statements have been combined, the financial position, results of operations and cash flows do not represent those of a single legal entity. Further, as discussed in Note 6, LAMCO Group Inc. (the "Parent") maintains all banking relationships (e.g. cash accounts). All significant intercompany transactions and balances have been eliminated in combination.

The combined statements of operations include all revenues and expenses directly attributable to the Company, including costs for certain functions and services performed by the Parent and a related entity, directly charged or allocated to the Company. Specific identifiable expenses incurred by the Parent on behalf of the Company are recognized in the accompanying combined financial statements within operating expenses. Overhead costs and expenses incurred by the Parent and a related entity that are not specifically identifiable to the Company are allocated to the Company based upon management's judgment and have also been recorded in the accompanying combined financial statements within operating expenses. All of the allocations and estimates in the combined financial statements are based upon assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Company had been operated as a separate entity. See Note 5 for specific related party transactions.

Accounts Receivable and Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of write-offs and collections and current credit conditions. Accounts are written-off as uncollectible once management has exhausted its collection means.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 7 years. Repairs and maintenance are expenses as incurred while betterments and improvements are capitalized.

                                      Estimated
            Asset                    Useful Life
---------------------------------   -------------
Capital leases - office equipment         5 Years
Furniture and fixtures                    7 Years
Office equipment                          3 Years
Leasehold improvements              Term of Lease

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. Nature of operations and summary of significant accounting policies
(continued)

Concentration of Credit Risk

The Company does not believe that significant risk of loss from a concentration of credit risk exists given the large number of customers that compose its customer base and their geographical dispersion.

Revenue Recognition

The Company complies with the SEC's Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition", amended by SAB 104. The Company earns fees for the development and implementation of corporate and executive benefit programs as well as fees for the duration these programs are administered. The Company recognizes fee revenue when (i) persuasive evidence of an arrangement between the Company and the customer exists, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed and determinable and (iv) collectibility of the sales price is reasonably assured. If the aforementioned criteria is not met, the Company accounts for customer advances (retainers) as unearned revenues.

Asset-based fees are earned for administration services or consulting related to certain benefit plans. These fees are based on a percentage of assets under management and are paid quarterly. Revenue is recognized as services are rendered.

Profit Sharing Plans

Each affiliated entity that is part of the combined financial statements has a defined contribution profit sharing plan with a 401 (k) provision covering substantially all of its employees who meet certain eligibility requirements. Employer contributions to the Plan are determined at the discretion of management. The Company has not made any employer contributions during the six months ended June 30, 2006.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," approximate the carrying amounts presented in the combined balance sheet.

Income Taxes

For purposes of these combined financial statements, income taxes have not been allocated to the Company as the Company is not a taxpaying entity, thus no tax provision has been recorded in the accompanying combined statements of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Although management believes the estimates and assumptions used in the preparation of these financial statements were appropriate in the circumstances, actual results could differ from those estimates and assumptions.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. Nature of operations and summary of significant accounting policies
(continued)

Long-Lived Assets

The Company complies with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", in which it periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the assets exceeds its fair value.

Goodwill

Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. The Company accounts for goodwill under the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets". Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead tested for impairment, at least annually, in accordance with the provisions of SFAS No. 142. No impairment losses have been recognized to date on goodwill.

2. Property and equipment

Property and equipment consist of the following at June 30, 2006:

Capital leases - office equipment   $ 68,090
Furniture and fixtures                28,665
Office equipment                      98,855
Leasehold improvements                 4,335
                                    --------
                                     199,945
Less accumulated depreciation
and amortization                     138,484
                                    --------
                                    $ 61,461
                                    ========

Office equipment acquired under capital leases of approximately $68,000 have accumulated depreciation of approximately $40,000 for the six months ended June 30, 2006. Interest expense related to the capital leases amounted to approximately $1,200 for the six months ended June 30, 2006.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

3. Common stock

Details of common stock at June 30, 2006 are as follows:

Lamoriello & Co., Inc.
Common stock, $1 par value, authorized
1,000 shares; issued and outstanding 215
shares                                       $  215

Circle Pension, Inc.
Common stock, $1 par value, authorized
5,000 shares; issued and outstanding 1,300
shares                                        1,300

Southeastern Pension Services, Inc.
Common stock, $1 par value, authorized
10,000 shares; issued and outstanding 100
shares                                          100
                                             ------
                                             $1,615
                                             ======

4. Capital leases

At June 30, 2006, capital lease obligations consisted of the following:

Various leases with monthly payments
aggregating $1,338 in 2006
with inputed interest of 7.00%
per annum                                 $31,810
Less amount representing interest           2,629
                                          -------
Present value of minimum lease payments    29,181
Less current portion                       12,636
                                          -------
                                          $16,545
                                          =======

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4. Capital leases (continued)

Scheduled future minimum aggregate payments on capital lease obligations are as follows:

Year Ending December 31,
------------------------
        2006               $13,432
        2007                10,226
        2008                 8,710
        2009                 3,820
                           -------
                           $36,188
                           =======

5. Note payable, bank

Lamoriello and Circle Pension, along with related entities, are parties to a Loan and Security Agreement ("LSA") dated March 17, 1998 with an unrelated financial institution. Per the terms of the LSA, Lamoriello, Circle Pension and/or the related entities can borrow up to $500,000. The borrowings are evidenced by a demand note which bears interest at the financial institution's prime lending rate (8.25% at June 30, 2006) plus 1%. The borrowings are collateralized by the Company's accounts receivable, property and equipment and a life insurance in the name of the Parent's major stockholder.

6. Related party transactions

The Parent maintains all banking relationships on behalf of the Company. All payments from the Company's clients are deposited into accounts maintained by the Parent. The Parent also makes cash disbursements on behalf of the Company from bank accounts which are maintained by the Parent on a daily basis. The net effect of the aforementioned cash activity, coupled with the transactions below, have been reflected as a distribution to stockholder in the accompanying combined financial statements.

Allocated Parent Expenses - The Parent allocates a certain portion of its business expenses to the Company. These allocated expenses include insurance (workers compensation, liability, errors and omissions, and property) and computer services. These allocated expenses totaled approximately $19,000 for the six months ended June 30, 2006 and are included in employee salaries and benefits and office expense.

Allocated Related Party Expenses - A related party allocates a certain portion of its business expenses to the Company. These allocated expenses include rent, telephone and office expenses and totaled approximately $27,000 for the six months ended June 30, 2006 and are included in occupancy costs and office expense.

Allocated Company Expenses - The Company allocates a certain portion of its business expenses which are paid by the Parent. These allocated cost include rent, utilities and service contracts on office equipment and totaled approximately $27,000 for the six months ended June 30, 2006.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

6. Related party transactions (continued)

In addition, the Parent maintains a credit card account whereby certain Company officers are authorized to charge expenditures on the Company's behalf. Specific charges related to the Company's business activities are recorded on the Company's books. The charges include office equipment, office expenses, travel and entertainment and totaled approximately $15,000 for the six months ended June 30, 2006 and are included in general and administrative expenses and office expense.

7. Commitments

Leases

The Company rents office facilities under three separate operating leases. The lease with the longest term expires in November 2015.

Future aggregate minimum annual rental payments are approximately as follows:

Year Ending December 31,
------------------------
        2006               $  154,000
        2007                  138,000
        2008                  139,000
        2009                  144,000
        2010                  146,000
        Thereafter            361,000
                           ----------
                           $1,082,000
                           ==========

Rent expense was approximately $79,000 for the six months ended June 30, 2006.

                                LAMCO GROUP INC.
                              PENSION SUBSIDIARIES

                          COMBINED FINANCIAL STATEMENTS
                                       AND
                              REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

                           DECEMBER 31, 2005 AND 2004

LAMCO GROUP INC. PENSION SUBSIDIARIES



CONTENTS

================================================================================


Report of Independent Registered Public Accounting Firm                       1


Combined Financial Statements

     Balance Sheet                                                            2

     Statements of Operations                                                 3

     Statements of Stockholder's Equity (Deficit)                             4

     Statements of Cash Flows                                                 5

     Notes to Combined Financial Statements                                6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholder of LAMCO Group Inc. Pension Subsidiaries


We have audited the accompanying combined balance sheet of LAMCO Group Inc. Pension Subsidiaries (collectively, the "Company") as of December 31, 2005, and the related combined statements of operations, stockholder's equity (deficit), and cash flows for the years ended December 31, 2005 and 2004. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of LAMCO Group Inc.
Pension Subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

                                       |GRAPHIC|


Roseland, New Jersey
April 7, 2006

LAMCO GROUP INC. PENSION SUBSIDIARIES

COMBINED BALANCE SHEET

================================================================================
December 31, 2005
--------------------------------------------------------------------------------

ASSETS

Current asset
Accounts receivable, net of allowance for doubtful
 accounts of $11,225                                       $         134,239
                                                           ------------------
Property and equipment, net                                           63,192
                                                           ------------------

Other assets
 Goodwill                                                            414,797
 Deposits and other assets                                            13,550
                                                           ------------------

   Total other assets                                                428,347
                                                           ------------------
                                                           $         625,778


LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilitie
 Accounts payable                                          $          43,266
 Accrued expenses and other current liabilities                       34,898
 Capital lease obligations, current portion                           13,432
 Unearned revenues                                                   439,362
 Note payable, bank                                                  374,760
                                                           ------------------
   Total current liabilities                                         905,718
                                                           ------------------
Long-term liabilities
 Capital lease obligations, less current portion                      22,756
                                                           ------------------


Commitments

Stockholder's deficit
 Common stock                                                          1,615
 Accumulated deficit                                                (304,311)
                                                           ------------------
   Total stockholder's deficit                                      (302,696)
                                                           ------------------
                                                           $         625,778
                                                           ==================


See accompanying notes to combined financial statements.                       2

LAMCO GROUP INC. PENSION SUBSIDIARIES

COMBINED STATEMENTS OF OPERATIONS

==================================================================================================
Years Ended December 31,                                          2005                2004
--------------------------------------------------------------------------------------------------

Revenues
 Pension consulting and administration fees               $       2,554,200    $      2,617,728
                                                          --------------------------------------
Operating expenses
 Employee salaries and benefits                                   1,228,977           1,206,074
 Occupancy costs                                                    150,759             174,202
 Office expense                                                     171,192             196,555
 General and administrative expenses                                153,101             165,559
                                                          --------------------------------------
                                                                  1,704,029           1,742,390
                                                          --------------------------------------
Operating income                                                    850,171             875,338

Interest expense                                                     31,204              25,642
                                                          --------------------------------------
Net income                                                $         818,967    $        849,696
                                                          ======================================




See accompanying notes to combined financial statements.                       3

LAMCO GROUP INC. PENSION SUBSIDIARIES

COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)


=================================================================================================
Years Ended December 31, 2005 and 2004
-------------------------------------------------------------------------------------------------


                                                                Retained           Total
                                                                Earnings       Stockholder's
                                               Common         (Accumulated        Equity
                                                Stock           Deficit)         (Deficit)


Balances, January 1, 2004                        $   1,615        $ 124,584         $ 126,199

Net income                                                          849,696           849,696

Distribution to stockholder                                      (1,036,487)       (1,036,487)
                                           ---------------------------------------------------
Balances, December 31, 2004                          1,615          (62,207)          (60,592)

Net income                                                          818,967           818,967

Distribution to stockholder                                      (1,061,071)       (1,061,071)
                                           ---------------------------------------------------
Balances, December 31, 2005                      $   1,615       $ (304,311)       $ (302,696)



See accompanying notes to combined financial statements.                       4

LAMCO GROUP INC. PENSION SUBSIDIARIES

COMBINED STATEMENTS OF CASH FLOWS


==========================================================================================================
Years Ended December 31,                                                  2005               2004
----------------------------------------------------------------------------------------------------------

Cash flows from operating activities
 Net income                                                        $         818,967   $         849,696
 Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                                              28,296              29,951
  Bad debt expense (recoveries)                                             (18,207)             22,332
  Changes in operating assets and liabilities:
     Accounts receivable, net                                               162,313                (994)
     Other assets                                                            (2,589)                517
     Accounts payable                                                         2,166              (3,807)
     Accrued expenses and other current liabilities                         (22,896)             36,747
     Unearned revenues                                                      174,623             144,984
                                                                  --------------------------------------
Net cash provided by operating activities                                 1,142,673           1,079,426
                                                                  --------------------------------------
Cash flows from investing activities
 Purchases of property and equipment                                        (27,296)             (2,481)
 Payment of security deposit                                                 (9,486)
                                                                  --------------------------------------
Net cash used in investing activities                                       (36,782)             (2,481)
                                                                  --------------------------------------

Cash flows from financing activities
 Payments under capital lease obligations                                   (13,580)            (10,458)
 Payments for note payable, bank                                            (31,240)            (30,000)
 Distribution to stockholder (see Note 6)                                (1,061,071)         (1,036,487)
                                                                  --------------------------------------
Net cash used in financing activities                                    (1,105,891)         (1,076,945)
                                                                  --------------------------------------

Net increase in cash

Cash, beginning of year
                                                                  --------------------------------------
Cash, end of year                                                 $               -   $               -
                                                                  ======================================
Supplemental disclosures of cash flow information,
 cash paid during the year for interest                           $          31,961   $          25,714
                                                                  ======================================


See accompanying notes to combined financial statements.                       5

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


1. Nature of operations and summary of significant accounting policies Nature of Operations

The Company is a pension consulting and asset management firm focused on serving the small business community in New York, New England and Florida.

Basis of Presentation

The combined financial statements of LAMCO Group Inc. Pension Subsidiaries (collectively, the "Company") include the accounts of Lamoriello & Co., Inc. ("Lamoriello"), Circle Pension, Inc. ("Circle Pension"), and Southeastern
Pension Services, Inc. ("Southeastern Pension") which are affiliated through common ownership (collectively the "Company"). While these financial statements have been combined, the financial position, results of operations and cash flows do not represent those of a single legal entity. Further, as discussed in Note 6, LAMCO Group Inc. (the "Parent") maintains all banking relationships (e.g. cash accounts). All significant intercompany transactions and balances have been eliminated in combination.

The combined statements of operations include all revenues and expenses directly attributable to the Company, including costs for certain functions and services performed by the Parent and a related entity, directly charged or allocated to the Company. Specific identifiable expenses incurred by the Parent on behalf of the Company are recognized in the accompanying combined financial statements within operating expenses. Overhead costs and expenses incurred by the Parent and a related entity that are not specifically identifiable to the Company are allocated to the Company based upon management's judgment and have also been recorded in the accompanying combined financial statements within operating expenses. All of the allocations and estimates in the combined financial statements are based upon assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Company had been operated as a separate entity. See Note 5 for specific related party transactions.

Accounts Receivable and Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of write-offs and collections and current credit conditions. Accounts are written-off as uncollectible once management has exhausted its collection means.

Property and EquipmentProperty and equipment are stated at cost less accumulated depreciation and amortization. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 7 years. Repairs and maintenance are expenses as incurred while betterments and improvements are capitalized.

                                                         Estimated
    Asset                                               Useful Life

Capital leases - office equipment                              5 Years
Furniture and fixtures                                         7 Years
Office equipment                                               3 Years
Leasehold improvements                                   Term of Lease

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


1.  Nature  of  operations  and  summary  of  significant   accounting  policies
(continued)

Concentration  of Credit Risk

The Company does not believe that significant risk of loss from a concentration of credit risk exists given the large number of customers that compose its customer base and their geographical dispersion.

Revenue Recognition

The Company complies with the SEC's Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition", amended by SAB 104. The Company earns fees for the development and implementation of corporate and executive benefit programs as well as fees for the duration these programs are administered. The Company recognizes fee revenue when (i) persuasive evidence of an arrangement between the Company and the customer exists, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed and determinable and (iv) collectibility of the sales price is reasonably assured. If the aforementioned criteria is not met, the Company accounts for customer advances (retainers) as unearned revenues.

Asset-based fees are earned for administration services or consulting related to certain benefit plans. These fees are based on a percentage of assets under management and are paid quarterly. Revenue is recognized as services are rendered.

Profit Sharing Plans

Each affiliated entity that is part of the combined financial statements has a defined contribution profit sharing plan with a 401(k) provision covering substantially all of its employees who meet certain eligibility requirements. Employer contributions to the Plan are determined at the discretion of management. The Company has not made any employer contributions during the years ended December 31, 2005 and 2004, respectively.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," approximate the carrying amounts presented in the combined balance sheet.

Income Taxes

For purposes of these combined financial statements, income taxes have not been allocated to the Company as the Company is not a taxpaying entity, thus no tax provision has been recorded in the accompanying combined statements of operations.

Use of  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Although management believes the estimates and assumptions used in the preparation of these financial statements were appropriate in the circumstances, actual results could differ from those estimates and assumptions.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


1.  Nature  of  operations  and  summary  of  significant   accounting  policies
(continued)

Long-Lived Assets

The Company complies with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", in which it periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the assets exceeds its fair value.

Goodwill


Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. The Company accounts for goodwill under the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets". Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead tested for impairment, at least annually, in accordance with the provisions of SFAS No. 142. No impairment losses have been recognized to date on goodwill.


2. Property and equipment

Property and equipment consist of the following at December 31, 2005:


Capital leases - office equipment     $   68,090
Furniture and fixtures                    28,665
Office equipment                          87,136
Leasehold improvements                     4,335
                                     -----------
                                         188,226

Less accumulated depreciation
 and amortization                        125,034
                                     -----------
                                     $    63,192
                                     ===========


Office equipment acquired under capital leases of approximately $68,000 have accumulated depreciation of approximately $33,000 for the year ended December 31, 2005. Interest expense related to the capital leases amounted to approximately $3,000 for the years ended December 31, 2005 and 2004, respectively.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


3. Common stock

Details of common stock at December 31, 2005 are as follows:


Lamoriello & Co., Inc.
Common stock, $1 par value, authorized
1,000 shares; issued and outstanding 215
shares                                                  $            215

Circle Pension, Inc.
Common stock, $1 par value, authorized
5,000 shares; issued and outstanding 1,300
shares                                                             1,300

Southeastern Pension Services, Inc.
Common stock, $1 par value, authorized
10,000 shares; issued and outstanding 100
shares                                                               100
                                                       ------------------
                                                        $          1,615
                                                       ==================

4. Capital leases

At December 31, 2005, capital lease obligations consisted of the following:


Various  leases with monthly  payments
aggregating  $1,483 in 2005 with inputed
interest of 7.00%
per annum                                                       $       39,982
Less amount representing interest                                        3,794
                                                               ----------------
Present value of minimum lease payments                                 36,188
Less current portion                                                    13,432
                                                               ----------------
                                                                $       22,756
                                                               ================

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


4. Capital leases (continued)

Scheduled future minimum aggregate payments on capital lease obligations are as follows:


Year Ending December 31,
       2006                                     $         13,432
       2007                                               10,226
       2008                                                8,710
       2009                                                3,820
                                                ----------------
                                                $         36,188
                                                ================


5. Note payable, bank

Lamoriello and Circle Pension, along with related entities, are parties to a Loan and Security Agreement ("LSA") dated March 17, 1998 with an unrelated financial institution. Per the terms of the LSA, Lamoriello, Circle Pension and/or the related entities can borrow up to $500,000. The borrowings are evidenced by a demand note which bears interest at the financial institution's prime lending rate (7.25% at December 31, 2005) plus 1%. The borrowings are collateralized by the Company's accounts receivable, property and equipment and a life insurance in the name of the Parent's major stockholder.


6. Related party transactions

The Parent maintains all banking relationships on behalf of the Company. All payments from the Company's clients are deposited into accounts maintained by the Parent. The Parent also makes cash disbursements on behalf of the Company from bank accounts which are maintained by the Parent on a daily basis. The net effect of the aforementioned cash activity, coupled with the transactions below, have been reflected as a distribution to stockholder in the accompanying combined financial statements.

Allocated Parent Expenses - The Parent allocates a certain portion of its business expenses to the Company. These allocated expenses include insurance (workers compensation, liability, errors and omissions, and property) and computer services. These allocated expenses totaled approximately $36,000 for the year ended December 31, 2005 and $34,000 for the year ended December 31, 2004, which is included in employee salaries and benefits and office expense.

Allocated Related Party Expenses - A related party allocates a certain portion of its business expenses to the Company. These allocated expenses include rent, telephone and office expenses and totaled approximately $46,000 for the year ended December 31, 2005 and $51,000 for the year ended December 31, 2004, which is included in occupancy costs and office expense.

Allocated Company Expenses - The Company allocates a certain portion of its business expenses which are paid by the Parent. These allocated cost include rent, utilities and service contracts on office equipment and totaled approximately $52,000 for the year ended December 31, 2005 and $60,000 for the year ended December 31, 2004, which is included in general and administrative expenses and occupancy costs.

LAMCO GROUP INC. PENSION SUBSIDIARIES

NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


6. Related party transactions (continued)

In addition, the Parent maintains a credit card account whereby certain Company officers are authorized to charge expenditures on the Company's behalf. Specific charges related to the Company's business activities are recorded on the Company's books. The charges include office equipment, office expenses, travel and entertainment and totaled approximately $35,000 for the year ended December 31, 2005 and $27,000 for the year ended December 31, 2004, which is included in general and administrative expenses and office expense.


7. Commitments

Leases

The Company rents office facilities under three separate operating leases. The lease with the longest term expires in November 2015.

Future aggregate minimum annual rental payments are approximately as follows:

Year Ending December 31,
       2006                                         $       154,000
       2007                                                 138,000
       2008                                                 139,000
       2009                                                 144,000
       2010                                                 146,000
       Thereafter                                           361,000
                                                    ----------------
                                                    $     1,082,000
                                                    ================


Rent expense was approximately $151,000 and $174,000 for the years ended December 31, 2005 and 2004, respectively.